G.1.a.i (Legal Proceedings)

In May 2019, StoneCastle Financial Corp., its former investment adviser, and several other entities related to its former investment adviser were named as defendants in a lawsuit filed by Island Intellectual Property in the United States District Court for the Southern District of New York (the “Federal Lawsuit”). The Federal Lawsuit alleged that the defendants committed patent violations and certain other claims related to intellectual property rights. Although StoneCastle Financial Corp. is named as a defendant, the complaint does not allege any specific actions undertaken by StoneCastle Financial Corp. StoneCastle Financial Corp. with the other defendants filed a motion to dismiss the complaint, which was granted on May 25, 2020. The plaintiff stated its intention to appeal the Federal Lawsuit decision regarding the patent claims and pursue its other claims that were the subject of the Federal Lawsuit in state court.

The same plaintiff, Island Intellectual Property, along with Landing Rock Group LLC, a corporate affiliate, filed a lawsuit in New York state court against StoneCastle Financial Corp. and the other defendants (the “State Lawsuit”) in June 2020. Except for the patent claims, the State Lawsuit alleges substantially the same claims as those asserted in the Federal Lawsuit. It does not allege any specific actions undertaken by StoneCastle Financial Corp. StoneCastle Financial Corp. believes the claims are untrue and intends to contest them in the state court.